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                                                                  EXECUTION COPY

                                 THIRD AMENDMENT

                  THIRD AMENDMENT (this "Amendment"), dated as of December 30, 1998, among Frontier Insurance Group, Inc. (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and Deutsche Bank AG, New York Branch and/or Cayman Islands Branch, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :

                  WHEREAS, the Borrower, the Banks and the Administrative Agent are party to a Credit Agreement, dated as of June 3, 1997 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the Borrower has requested that the Banks provide the amendment provided for herein and the Banks have agreed to provide such amendment on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

                  1. Section 7.04 of the Credit Agreement is hereby amended by
(a) deleting the word "and" at the end of clause (j) of said Section, (b) deleting the period at the end of clause (k) of said Section and inserting a semicolon in lieu thereof immediately followed by the word "and" and (c) by inserting the following text at the end of said Section:

                  "(l) Indebtedness of the Borrower constituting guaranties of loans and advances to officers and employees of the Borrower and its Subsidiaries the proceeds of which are used to purchase capital stock of the Borrower, so long as the aggregate outstanding principal amount of such Indebtedness, when added to the aggregate amount of loans and advances outstanding under Section 7.05(d)(y), does not exceed (i) $10,000,000 from the Amendment Effective Date to December 31, 1999,
         (ii) $15,00,000 from January 1, 2000 to December 31, 2000, (iii)
         $20,000,000 from January 1, 2001 until the Final Maturity Date and (iv) notwithstanding the foregoing, 5% of the Borrower's Consolidated Net Worth at any time."

                  2. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date (as defined below) after giving effect to this Amendment and (ii) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects, except (a) to the extent such



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representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) in the case of Section 5.08(e) of the Credit Agreement, for the matters described in the press releases of the Borrower dated October 6, 1997, February 2, 1998 and February 17, 1998.

                  3. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

                  4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  7. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

                                      * * *




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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                                    FRONTIER INSURANCE GROUP, INC.

                                    By:____________________________
                                           Title:

                                     DEUTSCHE BANK AG, NEW YORK
                                     BRANCH AND/OR CAYMAN ISLANDS
                                     BRANCH,
                                       Individually and as Administrative Agent

                                     By:_________________________________
                                           Title:

                                     By:_________________________________
                                           Title:

                                     BANK OF AMERICA NT & SA

                                     By:________________________________
                                           Title:

                                     THE BANK OF NEW YORK

                                     By:________________________________
                                           Title:

                                     THE FIRST NATIONAL BANK OF CHICAGO

                                     By:________________________________
                                           Title:

                                     FIRST UNION NATIONAL BANK

                                     By:________________________________
                                            Title:

                                     UNION BANK OF CALIFORNIA

                                     By:________________________________
                                            Title:


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